EXHIBIT 10(e)(3)(B)

                                   FORM OF
                           STOCK OPTION AGREEMENT
                                PURSUANT TO
                            KOGER EQUITY, INC.
                          1993 STOCK OPTION PLAN

     THIS AGREEMENT, entered into as of the ____ day of
______________ (the "Date of Grant"), by and between
KOGER EQUITY, INC., (referred to herein as the
"Company" which definition sometimes includes its
subsidiaries), a Florida corporation, with its
principal office at 3986 Boulevard Center Drive,
Jacksonville, Florida 32207; and ___________________
(the "Employee"), who resides at
______________________.

     WHEREAS, the Company has employed the Employee as a key employee of the Company and considers it desirable and in its best interest that the Employee be given an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company in the form of options to purchase common stock of the Company; and

     WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company, at a duly constituted meeting held on the Date of Grant, pursuant to the provisions of the Company's 1993
Stock Option Plan adopted by the Board on March 16,
1993, and approved by shareholders on August 11, 1993
(the "Plan"), granted the Employee the option (the
"Option") described herein and so notified the Employee; and

     WHEREAS, the Option is a non-statutory type option and not an Incentive Stock Option as contemplated under
Section 422A of the Internal Revenue Code of 1986;

     NOW, therefore, in consideration of the mutual covenants contained in this contract, the parties agree as follows:

     1. AGREEMENT

        This Agreement contains all the terms and conditions of the Option granted to the Employee by the Company on the Date of Grant.

     2. AMOUNT AND PRICE

        The Company, subject to the terms, definitions and provisions of this Agreement, grants to the Employee the Option to purchase ______________ shares of common stock of the Company; par value $.01 per share (the
"Common Stock"), at a price of $_______ per share, such price being at least 100% of the fair market value of the stock on the Date of Grant. The term "Option" shall be deemed to include stock appreciation rights with respect to the shares of stock subject to this Agreement, as set forth in this Section and exercisable in accordance with Section 3(b) and 3(c) of this Agreement.

     3. HOW EXERCISABLE

        (a) The Employee shall exercise the Option by written notice to the Company, which notice shall specify the number of shares to be purchased and the date of exercise (the "Date of Exercise") which date shall not be more than seven (7) days after the day of the mailing of such notice. On or before the Date of Exercise, a certified check or, at the Employee's election, shares of the Company's Common Stock previously acquired and currently owned by the Employee equal in fair market value to the full payment of the Option price for such shares shall be delivered to the Company at the office designated in this Agreement; and until such payment, the Employee shall have no rights in the optioned stock. In the event of any failure to take and pay by cash or previously acquired shares, for the number of shares specified in the notice of election on the date stated therein, the Option shall become inoperative and lapse as to such number of shares, but shall continue with respect to any remaining shares subject to the Option as to which notice of exercise has not yet been made.

        (b) Alternatively, by written notice the Employee may elect to exercise the Option by receiving the number of shares represented by the difference between the aggregate fair market value of the shares exercised on the date of Exercise by the Employee and the aggregate exercise price of such shares, divided by the fair market value of the Company's Common Stock on the Date of Exercise.

        (c) Alternatively, by written notice the Employee may elect to exercise the Option on the Date of Exercise in part by receiving for such Employee's benefit cash equal to the minimum amount required to be withheld for payroll tax purposes as described in Section 11 hereof and the balance by receiving shares in the manner prescribed in Section 3(b) of this Agreement. The
Committee shall have sole discretion to consent to or disapprove any election of the Employee pursuant to this Section 3(c), provided that the Committee shall, in the exercise of such discretion, be subject to such limitations as may be imposed on the administrators of a plan by Rule 16b-3, as amended and adopted by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934 as in effect on the date hereof, and as the same may be hereafter further amended, as a condition to the exemption from the operation of Section 16(b) of transactions substantially identical to that permitted by this
Section 3(c). Neither the Committee nor the Company shall be under any liability to any person by reason of the Committee's disapproval of such election.

        (d) Within fifteen days after the Date of Exercise, the Company shall deliver, or cause to be delivered, to the Employee stock certificates for the number of shares with respect to which the Option is being exercised, if the Company has received the certification described in
Section 9 of this Agreement. Delivery of the shares may be made at the office of the Company or at the offices of a transfer agent appointed for transfer of the shares of the Company, as the Company shall determine.
Shares shall be registered in the name of the Employee or his or her personal representative, as the case may be. Neither an Employee nor his or her personal representative shall have any of the rights of a shareholder until the shares are issued as herein provided.

        Anything herein to the contrary notwithstanding, if any laws or any regulation of the Securities and Exchange
Commission or of any other body having jurisdiction shall require the Company or the Employee to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such Employee, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.

     4. WHEN EXERCISABLE

        The option may not be exercised prior to the later of
(1) six months after the Date of Grant or (2) the effective date of the Plan. Thereafter, the Option shall be exercisable on a cumulative basis as follows:

     % Exercisable             Date Exercisable

          20%                  One (1) year after
                               Date of Grant

          40%                  Two (2) years after
                               Date of Grant

          60%                  Three (3) years after
                               Date of Grant

          80%                  Four (4) years after
                               Date of Grant

         100%                  Five (5) years after
                               Date of Grant

      Terminates               Ten (10) years after
                               Date of Grant (or such
                               earlier date as
                               provided otherwise herein)

     In the event the Employee dies or becomes totally disabled after the effective date of the Plan, at any time after having been granted an Option, the Options granted to the Employee shall immediately become fully exercisable by his or her estate or heirs in the case of death for the time period specified in Section 6(b) of this Agreement and by the Employee or the Employee's legal guardian in the case of total disability for the full Option period specified in the first paragraph of this Section 4.

     When the employee elects to receive a portion of the economic value of the Option, in the form of cash [as described in Section 3(c) of this Agreement] and such election is approved by the Committee, then such exercise must be made in accordance with the requirements of Section 3(c) of this Agreement.

     5. TRANSFER

        The Option shall not be assigned, pledged or hypothecated in any way, shall not be subject to execution and shall not be transferable by the Employee otherwise than by will and the laws of descent and distribution. During the lifetime of the Employee, the Option shall be exercisable only by the Employee, except as set forth in Section 4 and Section 6(b) of this Agreement.

     6. TERMINATION OF OPTIONS

        (a) In the event of termination of employment of the Employee for any cause, other than death, retirement, or total disability of the Employee, whether by reason of resignation or discharge, the Option shall terminate immediately; provided, however, that with the consent of the Committee, which shall be a matter of its sole discretion, such Employee (if the Employee shall voluntarily terminate the Employee's employment with the Company) may, within the three months immediately following such voluntary termination of employment and subject to the provision of Section 4 of this Agreement, exercise any unexercised Option which could have been exercised on the day of such voluntary termination.

        (b) The Option shall terminate twelve (12) months from the date of the Employee's death, provided the Employee at the time of his death was in the employ of the Company or retired from such employment, either as the result of age or total disability, as determined by the Company's Employee Policy Manual, (notwithstanding
Section 4 of this Agreement). In such event, the Employee's personal representative(s) may exercise any unexercised Option which the Employee held at the time of the Employee's death, provided that such exercise must be accomplished prior to the expiration of such Option as provided by Section 4 of this Agreement and within the twelve-month period after the date of the Employee's death.

        (c) Retirement, either as the result of age or total disability as determined in accordance with the Company's Employee Policy Manual, shall not cause an early termination of the Option.

     7. RECAPITALIZATION AND REORGANIZATION

        (a) If any change is made in the stock subject to the Plan by reason of stock dividends, a stock split-up, a reverse stock split, or other recapitalization or reclassification of the Company's stock, appropriate action shall be taken by the Committee as to the number of shares and price per share of the stock subject to the Plan or to any Option granted under the Plan in order to prevent dilution.

        (b) In the case of a spin-off, merger or other corporate transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, the Company and the spun-off corporation or surviving corporation, as the case may be, shall assume, without cost to any Employee, all Options outstanding under the Plan or issue equivalent new Options and the Board shall take any appropriate action required to effectuate the intent of this Section 7(b).

        (c) In the case of a reorganization, merger, consolidation or spin-off of the Company while any unexercised part of any Option granted hereunder remains outstanding, there shall be substituted for the shares subject to the unexercised portions of the Option, an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated or spun-off entity which were distributed to the shareholders of the Company in respect of the Common Stock; provided, however, that all such Options may be cancelled by the Company as of the effective date of any such reorganization, merger, consolidation or spin-off or of any dissolution or liquidation of the Company, by action of the Committee, by giving notice to the Employee or his or her personal representative(s) or legal guardian(s) of its intention to do so and by permitting, during the 30-day period immediately preceding the effective date of any such event, the exercise in whole or in part of the Option, without regard to any installment provisions hereof, but subject to any other litigation on the exercise of the Option in effect on the Date of the Exercise.

        (d) The Committee may make such additional adjustments in the price and number of shares subject to Options as it deems appropriate to prevent dilution on account of any issuance of shares of the Company's Common Stock in a merger or similar corporate transaction.

     8. AMENDMENT OR TERMINATION OF THE PLAN

        No modification, termination, or suspension of the Plan shall adversely affect any right acquired by an Employee under the terms of the Agreement, if the Option is granted before the date of such termination, suspension or modification unless the Employee shall consent; provide, however, it shall be conclusively presumed that any adjustment or changes in capitalization as provided in Section 7 hereof does not adversely affect the Option.

     9. SECURITIES REGISTRATION

        Prior to the delivery of a certificate(s) representing the shares specified on any notice of election to exercise any Option, the Employee or the Employee's personal representative(s) or legal guardian(s) shall certify to the Company in the form attached hereto and marked Exhibit "A" that such Employee or personal representative(s) or legal guardian(s) will receive and hold the shares for investment and not with a view to resale or distribution thereof to the public, if in the opinion of the counsel of the Company such certification is necessary or desirable to comply with Federal or state securities laws.

        The Company shall not be required, upon the exercise of the Option, to issue or deliver any shares of stock prior to: (a) the authorization of such shares for listing on any stock exchange on which the Company's
Common Stock may then be listed, and (b) the completion of such registration or other qualification as the Company shall determine to be necessary or desirable.
The Company may at any time prepare and file, at its own expense and without the consent of the Employee, a registration statement under the Securities Act of 1933, as such law may then be in effect, with respect to all or any shares subject to the Option or reserved for or transferred under this Agreement, either separately or together with other Common Stock or other securities of the Company. In such event, the Employee or person representative(s) or legal guardian(s) who shall have given the certification referred to in the first sentence of this Section 9 shall be determined to be released therefrom upon the effective date of such registration statement. Nothing in this Agreement or in the Plan shall give the Employee the right to request the Company to prepare or file such a registration statement at any time.

     10. WITHHOLDING

         With respect to any amount the Employee must recognize as compensation for income tax purposes, the Company agrees to file the necessary payroll tax returns to governmental agencies, to remit timely to such agencies the necessary minimum payroll taxes and employee withholding taxes, and to file timely the required calendar year-end and payroll information returns to the applicable governmental agencies and the Employee.
The Employee agrees to timely provide the Company with the funds necessary to meet the minimum withholding requirements (including FICA and Federal Withholding
Taxes) of applicable governmental agencies at the time(s) such taxes must be paid. Notwithstanding any other provision of this Plan to the contrary, any exercise of any Option granted under this Plan is contingent upon the Employee providing the Company the funds necessary to meet the minimum withholding requirements described herein and the Company shall not be required, upon the exercise of any Option, to issue or delivery any shares of stock prior to the Employee providing to the Company the funds necessary to meet such minimum withholding requirements. If the Employee elects to exercise the Option in the manner provided in
Section 3(c) and if such election is approved by the Committee, the Company shall withhold the cash payable to the Employee under Section 3(c) to meet such minimum withholding requirements.

     11. CONTINUED EMPLOYMENT

         The Employee shall have no right to continue in the employ of the Company solely by reason of the grant, acceptance or exercise of the Option or by the terms of this Agreement.

     12. STOCKHOLDER RIGHTS

         The Employee shall not have any rights of a stockholder by virtue of the Option except with respect to shares actually issued to him or her and the issuance of shares shall confer no retroactive right to dividends or other distribution.

     13. EFFECTIVE DATE

         The Plan, as adopted by the Board, became effective on March 16, 1993 with the approval thereof by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company at a meeting thereof at which a quorum was present and the Plan has been deemed to be effective on the date of such meeting, which occurred on August 11, 1993.

     14. LAWS GOVERNING

         The Option shall be construed and shall take effect in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       KOGER EQUITY, INC.

     (Corporate Seal)                  By:__________________________
                                                  President

                                       Attest: _____________________
                                                      Secretary
Witnesses:
______________________________

______________________________
                                      ______________________________
                                                  Employee








EXHIBIT A


____________________
Date


Koger Equity, Inc.
3986 Boulevard Center Drive
Jacksonville, FL 32207

Gentlemen:

The undersigned is about to acquire ________ shares of the common stock (the "Stock"), par value $.01 per share, of Koger Equity, Inc. (the "Company") pursuant to the Company's Stock Option Plan (the "Plan").

The undersigned warrants and represents that he (she) is acquiring the Stock for his (her) own account for investment, and that he (she) is not acquiring the Stock with a view to dividing his (her) participation with others with a view to, or in connection with, any offering, distribution or sale thereof, and that the
(she) has no present intention of selling or otherwise disposing of the Stock. The undersigned understands that the Stock has not been registered under the Securities Act of 1933, as amended, and the Stock may not be sold, transferred, pledged, hypothecated, alienated or otherwise assigned or disposed of without either registration under the Securities Act of 1933 or an opinion of counsel as hereafter provided. The undersigned agrees that you shall not be required to make, permit or recognize any exchange, transfer or assignment of the Stock, unless the undersigned shall furnish you at the time thereof with an opinion of counsel satisfactory to you and your counsel to the effect that the exchange, transfer, assignment or issue would not involve any violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes as then in effect, or any other applicable statute or regulation, or alternatively, the Securities and Exchange Commission shall have issued a "No Action" letter with respect to the particular transaction.

Sincerely,




_________________________
       Signature